

               RECORDING REQUESTED BY

     DEMETRIOU, DEL GUERCIO, SPRINGER & MOYER, LLP

     AND WHEN RECORDED MAIL THIS DEED AND, UNLESS
     OTHERWISE SHOWN BELOW, MAIL TAX STATEMENT TO:

NAME

STREET
ADDRESS

CITY, STATE &
ZIP CODE

TITLE ORDER NO.             ESCROW NO.
               ------------            -----------

- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                            SPACE ABOVE THIS LINE FOR RECORDER'S USE

GRANT DEED                                               DOCUMENT TRANSFER TAX $
                                                                                 -------------------

                                                         / / computed on full value of property conveyed, or
                                                         / / computed on full value less liens and
                                                             encumbrances remaining at time of sale.

                                                         -------------------------------------------------------------
                                                         Signature of Declarant or Agent Determining Tax     Firm Name

FOR VALUABLE CONSIDERATION, receipt of which is acknowledged, I (We), Howard Gold, as to an undivided one-third interest, Karen
                                                                      ---------------------------------------------------------
                                                                                        (NAME OF GRANTOR(S))
Schiffer (formerly Karen Gold) as to an undivided one-third interest, and Jeff Gold, as to an undivided one-third interest,
- -------------------------------------------------------------------------------------------------------------------------------
grant to AU ZONE INVESTMENTS #2, L.P., a California limited partnership all that real property situated in the City of
         --------------------------------------------------------------
                     (NAME OF GRANTEE(S))
Lawndale (or in an unincorporated area of)   LOS ANGELES   County, CALIFORNIA described as follows (insert legal description):
- --------                                   ---------------         ----------
                                           (NAME OF COUNTY          (STATE)

     Lots 26, 27, 28, 29, 30, 31, 32, 33, 34, and 35 in Block 5 of Lawndale, in the City of Lawndale, in the County of Los
Angeles, State of California, as per Map recorded in Book 9 Page 122 of Maps, in the Office of the County Recorder of said County.

Assessor's parcel No.
                      ------------

Executed           May 2,          1996,    at
            -------------------  ----------   --------------------------------------
                                                         (City and State)

                                              /S/ HOWARD GOLD
                                              --------------------------------------
                                              HOWARD GOLD

STATE OF                                      /S/ KAREN SCHIFFER
           -----------------------            --------------------------------------
                                              KAREN SCHIFFER

COUNTY OF                                     /S/ JEFF GOLD
           -----------------------            --------------------------------------
                                              JEFF GOLD
                                                                                RIGHT THUMBPRINT (Optional)
On               before me,
   -------------             --------------------------------------------       TOP OF THUMB HERE
                             (NAME/TITLE, i.e. "JANE DOE, NOTARY PUBLIC")
personally appeared
                    -----------------------------------------------------
personally known  to me  (or proved to  me on  the basis of  satisfactory evidence)  to  be the person(s)  whose name(s)  is/are subscribed  to the within  instrument  and acknowledged to me that he/she/they  executed the same in his/her/their authorized capacity(ies),
                          and that  by his/her/their signature(s)  on the
                          instrument the person(s), or  the  entity  upon       CAPACITY CLAIMED BY SIGNER(S)
                          behalf of which the  person(s) acted,  executed       / / INDIVIDUAL
                          the instrument.                                       / / CORPORATE  ____________
                                                                                    OFFICER(S) ____________
                                                                                                 (TITLES)
                                                                                / / PARTNER(S)  / / LIMITED
                          WITNESS my hand and official seal.                                    / / GENERAL
                                                                                / / ATTORNEY IN FACT
                          -----------------------------------------------       / / TRUSTEE(S)
                                      (SIGNATURE OF NOTARY)                     / / GUARDIAN/CONSERVATOR
                                                                                / / OTHER _________________
MAIL TAX     (Seal)                                                                 _______________________
STATEMENTS TO:                                                                  SIGNER IS REPRESENTING:
               ------------------------------------------------------------     NAME OF PERSON(S) OR WITNESS(S)
                                                                                ___________________________
               ------------------------------------------------------------     ___________________________
Before you use this  form, fill  in all  blanks, and  make whatever changes     -C- 1994, WOLCOTTS FORMS, INC.
are appropriate  and necessary to  your particular  transaction. Consult  a lawyer if you doubt the form's  fitness for your purpose and use.  Wolcotts makes no representation or  warranty, expressed or implied, with respect  to the merchantability or fitness of this form for an intended use or purpose.

WOLCOTTS FORM 778 - Rev. 3-94a (price class 3A)               [BAR CODE]
GRANT DEED                                                 3  677539778  9


